SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 18, 1999
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                           FINOVA CAPITAL CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-7543                    94-1278569
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(State or Other Jurisdiction         (Commission              (I.R.S. Employer
       of Incorporation)             File Number)            Identification No.)


1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA       85004-2209
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: 602/207-6900
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ITEM 5. OTHER EVENTS.

A. On October 18, 1999, FINOVA Capital Corporation announced revenues, net income and selected financial data and ratios for the third quarter ended September 30, 1999 (unaudited).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits:


          Exhibits                           Title
          --------                           -----

             99 Press Release, issued by FINOVA Capital Corporation dated October 18, 1999.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FINOVA Capital Corporation
                                      (Registrant)



Dated:  October 21, 1999        By /s/ Bruno A. Marszowski
                                  ----------------------------------------------
                                  Bruno A. Marszowski, Senior Vice President,
                                  Chief Financial Officer and Controller
                                  Principal Financial Officer/Authorized Officer

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